UNITED STATES

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               Form 8-K

                            Current Report

                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported)

                           April 11, 2000


                          BB&T Corporation
        (Exact name of registrant as specified in its charter)

                  Commission file number :  1-10853


      North Carolina                            56-0939887
(State of incorporation)           (I.R.S. Employer Identification No.)


        200 West Second Street
    Winston-Salem, North Carolina                               27101
(Address of principal executive offices)                     (Zip Code)


                              (336) 733-2000
           (Registrant's telephone number, including area code)


This Form 8-K has 12 pages.

ITEM 5. OTHER EVENTS

       The purpose of this Current Report on Form 8-K is to file BB&T Corporation's Quarterly Performance Summary for the first quarter of 2000, including sections distributed to the media and a supplement distributed to analysts.

EXHIBIT INDEX

Exhibit 99.1       Quarterly Performance Summary issued April 11, 2000

BB&T reports 10.7% increase in 1st quarter earnings

     WINSTON-SALEM, N.C. -- BB&T Corporation (NYSE:BBT) reported today first quarter 2000 earnings totaling $182.0 million, or $.52 per diluted share, excluding $19.8 million in after-tax nonrecurring charges principally associated with the acquisition of Atlanta-based Premier Bancshares, Inc. Excluding nonrecurring charges, net income for the first quarter increased 10.7% and diluted earnings per share increased 10.6% compared to 1999 recurring results.

     BB&T's first quarter 2000 results, excluding nonrecurring charges, represent an annualized return on average assets of 1.60% and an annualized return on average shareholders' equity of 21.30%, compared to prior year ratios of 1.60% and 19.93%, respectively.

     Including nonrecurring charges, net income for the first quarter of 2000 totaled $162.2 million, an increase of 5.3% compared to $154.0 million earned in the first quarter of 1999. On a diluted per share basis, net income for the quarter was $.46, an increase of 4.5% compared to $.44 earned in 1999.

     BB&T's "cash basis" operating results, which exclude the effects of intangible assets and related amortization expenses, improved in the first quarter of 2000 compared to 1999. Recurring cash basis earnings totaled $195.1 million for the first quarter of 2000, or $.55 per diluted share, increases of 12.2% and 10.0%, respectively, compared to prior year results. Cash basis earnings for the quarter generated an annualized return on average tangible assets of 1.73% and an annualized return on average tangible shareholders' equity of 28.03%.

     "We are very pleased to report strong earnings for the first quarter of 2000," said Chairman and Chief Executive Officer John A. Allison. "BB&T has continued to grow and prosper in a very competitive industry. At the same time, we have maintained expense control and excellent asset quality, as evidenced by our first quarter cash basis efficiency ratio, which was 50.9%, and our first quarter net charge-off ratio of .23%. As measured by these and other ratios, BB&T continues to outperform historic industry standards. We continued to enjoy healthy growth in our loan portfolio during the quarter, up 10.9% compared to the first quarter last year, and our noninterest income lines of business had revenue growth of 16.9%."

     On Feb. 7, BB&T announced plans to acquire One Valley Bancorp, Inc., of Charleston, W.Va. With approximately $6.6 billion in assets, One Valley operates 123 branches - 76 in West Virginia and 47 in central Virginia. BB&T's merger with One Valley combines two of the country's highest performing bank holding companies and gives BB&T the No. 1 deposit market share in West Virginia. BB&T's Virginia franchise is also bolstered by the merger. One Valley will expand BB&T's Virginia franchise into 10 additional markets and will boost BB&T's assets in Virginia to $6.6 billion. Following the completion of the One Valley transaction, BB&T will rank sixth in deposit market share in the state.

     On Jan. 13, BB&T completed its acquisition of Premier Bancshares, Inc., of Atlanta, Ga. With $2 billion in assets, Premier operated 32 banking offices in Atlanta and north Georgia and 10 mortgage banking offices. Premier is BB&T's third Georgia acquisition. BB&T also has two pending mergers in Georgia - First Banking Company of Southeast Georgia, based in Statesboro, and Hardwick Holding Company, of Dalton. Following the completion of these transactions, BB&T will have $5.2 billion in assets and rank as the eighth largest bank holding company in the state.

     "Our latest acquisitions continue our strategy of pursuing economically advantageous merger partners," said Allison. "We have been a successful acquirer of high quality financial institutions in recent years, and have effectively executed these business combinations. One Valley was ranked by U.S. Banker magazine in 1999 as the 10th highest performing bank holding company in the country. With 18 consecutive years of increased earnings and dividends, One Valley clearly fits within our acquisition strategy. We are very excited by the improved earnings potential and higher franchise value that will result from our combined organization."

     At March 31, BB&T had $46.6 billion in assets and 687 banking offices in the Carolinas, Virginia, West Virginia, Kentucky, Georgia, Maryland and Washington, D.C. BB&T's common stock is traded on the New York Stock Exchange under the trading symbol BBT. The closing price of BB&T's common stock on April 10 was $28.19 per share.



                        QUARTERLY PERFORMANCE SUMMARY                           Tom A. Nicholson
                         BB&T Corporation (NYSE:BBT)                            Senior Vice President          (336) 733-3058
                                   Page 3                                       Investor Relations          FAX(336) 733-3132

                                                                For the Three Months Ended          Increase (Decrease)
(Dollars in thousands, except per share data)                   3/31/00          3/31/99             $               %
INCOME STATEMENT

   Interest income - taxable equivalent                       $    906,616     $    779,998    $    126,618            16.2 %
   Interest expense                                                452,552          370,106          82,446            22.3

   Net interest income - taxable equivalent                        454,064          409,892          44,172            10.8

   Less: Taxable equivalent adjustment                              21,588           19,177           2,411            12.6

     Net interest income                                           432,476          390,715          41,761            10.7

   Provision for loan & lease losses                                23,500           21,569           1,931             9.0

     Net interest income after provision for loan & lease losses   408,976          369,146          39,830            10.8

   Noninterest income                                              213,941          183,184          30,757            16.8
   Noninterest expense                                             384,747          325,250          59,497            18.3

   Income before income taxes                                      238,170          227,080          11,090             4.9
   Provision for income taxes                                       75,933           73,072           2,861             3.9

     Net income                                               $    162,237     $    154,008    $      8,229             5.3 %

PER SHARE DATA

   Basic earnings                                             $        .47     $        .45    $        .02             4.4 %
   Diluted earnings                                                    .46              .44             .02             4.5

   Weighted average shares -             Basic                 348,258,984      343,404,805
                                       Diluted                 352,539,880      350,333,049
   Dividends paid on common shares                            $        .20     $       .175    $        .03            14.3 %
PERFORMANCE RATIOS

   Return on average assets                                           1.42 %           1.50 %
   Return on average equity                                          18.99            18.67
   Net yield on earning assets (taxable equivalent)                   4.25             4.26
   Efficiency (taxable equivalent) *                                  52.9             52.1


                                                                For the Three Months Ended          Increase (Decrease)
(Dollars in thousands, except per share data)                   3/31/00          3/31/99             $               %
INCOME STATEMENT EXCLUDING NONRECURRING ITEMS

   Interest income - taxable equivalent                       $    906,616     $    779,998    $    126,618            16.2 %
   Interest expense                                                452,552          370,106          82,446            22.3

   Net interest income - taxable equivalent                        454,064          409,892          44,172            10.8

   Less: Taxable equivalent adjustment                              21,588           19,177           2,411            12.6

     Net interest income                                           432,476          390,715          41,761            10.7

   Provision for loan & lease losses                                22,000           21,569             431             2.0

     Net interest income after provision for
       loan & lease losses                                         410,476          369,146          41,330            11.2

   Noninterest income                                              214,222          183,184          31,038            16.9
   Noninterest expense                                             354,117          309,409          44,708            14.4

   Income before income taxes                                      270,581          242,921          27,660            11.4
   Provision for income taxes                                       88,561           78,527          10,034            12.8

     Income excluding nonrecurring items                           182,020          164,394          17,626            10.7

     Nonrecurring items, net of tax                                 19,783           10,386           9,397              NM

     Net income                                               $    162,237     $    154,008    $      8,229             5.3 %

PER SHARE DATA EXCLUDING NONRECURRING ITEMS

   Basic earnings                                             $        .52     $        .48    $        .04             8.3 %
   Diluted earnings                                                    .52              .47             .05            10.6

   Weighted average shares -             Basic                 348,258,984      343,404,805
                                       Diluted                 352,539,880      350,333,049
   Dividends paid on common shares                            $        .20     $       .175    $        .03            14.3 %

PERFORMANCE RATIOS EXCLUDING NONRECURRING ITEMS

   Return on average assets                                           1.60 %           1.60 %
   Return on average equity                                          21.30            19.93
   Net yield on earning assets (taxable equivalent)                   4.25             4.26
   Efficiency (taxable equivalent) *                                  52.9             52.1

CASH BASIS PERFORMANCE EXCLUDING NONRECURRING ITEMS**

   Net income                                                 $    195,053     $    173,916    $     21,137            12.2 %
   Diluted earnings per share                                          .55              .50             .05            10.0
   Return on average tangible assets                                  1.73 %           1.72 %
   Return on average tangible equity                                 28.03            24.39
   Efficiency ratio (taxable equivalent) *                            50.9             50.4


NOTES:   Applicable ratios are annualized.
         * Excludes securities gains (losses), foreclosed property expense and nonrecurring items.
         ** Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Cash basis performance ratios exclude the amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying intangibles from assets and equity.
         NM - not meaningful.





                        QUARTERLY PERFORMANCE SUMMARY                           Tom A. Nicholson
                         BB&T Corporation (NYSE:BBT)                            Senior Vice President          (336) 733-3058
                                   Page 4                                       Investor Relations          FAX(336) 733-3132

                                                              As of / For the Three Months Ended    Increase (Decrease)
(Dollars in thousands)                                          3/31/00          3/31/99             $               %
SELECTED BALANCE SHEET DATA
   End of period balances

   Securities, at carrying value*                             $ 11,279,670     $ 11,288,311    $     (8,641)            (.1)%

   Commercial loans & leases                                    17,026,933       14,259,997       2,766,936            19.4
   Consumer loans                                                7,943,022        6,902,441       1,040,581            15.1
   Revolving credit loans                                          629,673          541,837          87,836            16.2
   Mortgage loans                                                5,866,357        6,674,524        (808,167)          (12.1)

     Total loans & leases*                                      31,465,985       28,378,799       3,087,186            10.9

   Allowance for loan & lease losses                               417,244          387,133          30,111             7.8
   Other earning assets                                            259,129          279,718         (20,589)           (7.4)

     Total earning assets                                       43,478,761       39,898,129       3,580,632             9.0

     Total assets                                               46,629,171       42,826,213       3,802,958             8.9

   Noninterest-bearing deposits                                  4,341,630        3,876,995         464,635            12.0
   Savings & interest checking                                   1,899,028        2,209,191        (310,163)          (14.0)
   Money rate savings                                            8,583,016        7,705,448         877,568            11.4
   Certificates of deposit & other time deposits                13,369,192       13,491,272        (122,080)            (.9)
   Other deposits                                                1,267,815          880,405         387,410            44.0

     Total deposits                                             29,460,681       28,163,311       1,297,370             4.6

   Short-term borrowed funds                                     6,861,822        5,032,090       1,829,732            36.4
   Long-term debt                                                6,146,024        5,666,542         479,482             8.5

     Total interest-bearing liabilities                         38,126,897       34,984,948       3,141,949             9.0

     Total shareholders' equity                               $  3,481,602     $  3,360,956    $    120,646             3.6 %

   Average balances

   Securities, at amortized cost*                             $ 11,432,238     $ 10,351,116    $  1,081,122            10.4 %

   Commercial loans & leases                                    16,708,865       13,998,421       2,710,444            19.4
   Consumer loans                                                7,833,577        6,659,145       1,174,432            17.6
   Revolving credit loans                                          617,207          536,454          80,753            15.1
   Mortgage loans                                                5,978,097        6,884,928        (906,831)          (13.2)

     Total loans & leases*                                      31,137,746       28,078,948       3,058,798            10.9

   Other earning assets                                            318,907          309,390           9,517             3.1

     Total earning assets                                       42,888,891       38,739,454       4,149,437            10.7

     Total assets                                               45,870,339       41,560,422       4,309,917            10.4

   Noninterest-bearing deposits                                  4,065,783        3,807,843         257,940             6.8
   Savings & interest checking                                   2,047,804        2,302,711        (254,907)          (11.1)
   Money rate savings                                            8,268,478        7,457,822         810,656            10.9
   Certificates of deposit & other time deposits                13,645,864       13,478,754         167,110             1.2
   Other deposits                                                1,638,640          775,542         863,098           111.3

     Total deposits                                             29,666,569       27,822,672       1,843,897             6.6

   Short-term borrowed funds                                     6,586,123        4,312,588       2,273,535            52.7
   Long-term debt                                                5,482,509        5,453,044          29,465              .5

     Total interest-bearing liabilities                         37,669,418       33,780,461       3,888,957            11.5

     Total shareholders' equity                               $  3,436,432     $  3,345,572    $     90,860             2.7 %

                                                                      As of / For the Quarter Ended
(Dollars in thousands, except per share data)   3/31/00         12/31/99         9/30/99         6/30/99         3/31/99
MISCELLANEOUS INFORMATION

   Unrealized (depreciation) appreciation on
     securities available for sale, net of tax  $   (296,390) $   (281,494)    $   (143,771)   $   (123,408)   $     29,899
   Derivatives (notional value)                    1,938,201     1,301,611        1,339,937       1,987,264       3,342,143
   Unrealized gain (loss) on derivatives portfolio     1,930          (301)           7,889          15,010          25,350
   Common stock prices (daily close):
                                            High       29.19         36.94            36.63           40.25           40.44
                                             Low       22.00         27.31            30.50           33.81           34.94
                                   End of period       28.06         27.38            32.38           36.69           36.19
   Weighted average shares -               Basic 348,258,984   347,357,691      344,155,452     343,438,884     343,404,805
                                         Diluted 352,539,880   352,563,523      349,990,559     350,288,696     350,333,049
   End of period shares outstanding              348,472,442   347,906,156      345,781,252     343,151,317     344,266,221
   End of period banking offices                         687           687              688             679             692

NOTES:   All items referring to loans and leases include loans held for sale and are net of unearned income.
         * Balances reflect the securitization of $247.9 million of loans during 2000 and $304.8  million of loans during 1999.  The increase in end of period loans, excluding the impact of the securitizations, was 11.6%. The increase in average loans, excluding the securitizations, was 12.0%.



                        QUARTERLY PERFORMANCE SUMMARY                           Tom A. Nicholson
                         BB&T Corporation (NYSE:BBT)                            Senior Vice President          (336) 733-3058
                                   Page 5                                       Investor Relations          FAX(336) 733-3132

                                                                       As of / For the Quarter Ended
(Dollars in thousands, except per share data)   3/31/00         12/31/99         9/30/99         6/30/99         3/31/99
INCOME STATEMENTS EXCLUDING
   NONRECURRING ITEMS
   Interest income - taxable equivalent

   Interest & fees on loans & leases            $  710,447    $    692,294     $    656,701    $    629,203    $    607,320
   Interest & dividends on securities              191,558         192,114          195,556         188,926         169,266
   Interest on short-term investments                4,611           5,058            5,362           4,712           3,412
     Total interest income - taxable equivalent    906,616         889,466          857,619         822,841         779,998

   Interest expense

   Interest on deposits                            283,716         266,858          257,800         247,136         245,812
   Interest on short-term borrowed funds            90,462          79,508           72,421          64,544          49,802
   Interest on long-term debt                       78,374          86,557           81,499          77,750          74,492
     Total interest expense                        452,552         432,923          411,720         389,430         370,106

   Net interest income - taxable equivalent        454,064         456,543          445,899         433,411         409,892

   Less: Taxable equivalent adjustment              21,588          22,278           23,149          22,388          19,177

     Net interest income                           432,476         434,265          422,750         411,023         390,715

   Provision for loan & lease losses                22,000          22,064           21,862          23,499          21,569

     Net interest income after provision for
      loan & lease losses                          410,476         412,201          400,888         387,524         369,146

   Noninterest income

   Service charges on deposits                      53,932          55,337           53,141          51,454          51,559
   Mortgage banking income                          25,710          27,692           34,955          44,048          46,325
   Investment banking & brokerage fees &
     commissions                                    44,761          36,791           37,725          38,633          14,217
   Trust income                                     14,862          14,456           14,351          13,451          13,158
   Agency insurance commissions                     28,090          24,779           20,464          16,820          16,882
   Other insurance commissions                       2,896           2,869            3,113           2,810           3,022
   Other nondeposit fees & commissions              26,853          26,274           26,526          28,337          24,304
   Securities gains (losses), net                        5           1,047             (175)         (2,895)            194
   Other income                                     17,113          17,228           12,665          11,979          13,523

     Total noninterest income                      214,222         206,473          202,765         204,637         183,184

   Noninterest expense

   Personnel expense                               198,098         185,044          189,008         183,654         159,346
   Occupancy & equipment expense                    54,301          52,926           53,717          53,017          49,564
   Foreclosed property expense                         856           1,282            1,249             724             645
   Amortization of intangibles & mortgage
     servicing rights                               17,450          19,368           18,240          18,354          17,535
   Other noninterest expense                        83,412          93,483           91,737          93,373          82,319

     Total noninterest expense                     354,117         352,103          353,951         349,122         309,409

   Income before income taxes                      270,581         266,571          249,702         243,039         242,921
   Provision for income taxes                       88,561          89,289           80,167          78,166          78,527

     Net income                                 $  182,020    $    177,282     $    169,535    $    164,873    $    164,394

PER SHARE DATA EXCLUDING
   NONRECURRING ITEMS

   Basic earnings                               $      .52    $        .51     $        .49    $        .48    $        .48
   Diluted earnings                                    .52             .50              .48             .47             .47
   Dividends paid on common shares                     .20             .20              .20            .175            .175
   Book value per common share                  $     9.99    $       9.76     $       9.80    $       9.45    $       9.76

PERFORMANCE RATIOS EXCLUDING
   NONRECURRING ITEMS

   Return on average assets                           1.60 %          1.55 %           1.51 %          1.52 %          1.60 %
   Return on average equity                          21.30           20.51            20.37           19.60           19.93
   Net yield on earning assets (taxable
     equivalent)                                      4.25            4.31             4.27            4.28            4.26
   Efficiency (taxable equivalent) *                  52.9            53.0             54.4            54.4            52.1
   Noninterest income as a percentage of total
     income (taxable equivalent) *                    32.1            31.0             31.3            32.4            30.9
   Equity as a percentage of total assets
     end of period                                     7.5             7.5              7.5             7.3             7.8
   Average earning assets as a percentage
     of average total assets                          93.5            93.3             93.6            93.3            93.2
   Average loans & leases as a percentage
     of average deposits                             105.0           104.9            102.1           101.7           100.9

CASH BASIS PERFORMANCE EXCLUDING
   NONRECURRING ITEMS**

   Net income                                   $  195,053    $    190,297     $    181,345    $    175,897    $    173,916
   Diluted earnings per share                          .55             .54              .52             .50             .50
   Return on average tangible assets                  1.73 %          1.69 %           1.64 %          1.64 %          1.72 %
   Return on average tangible equity                 28.03           26.96            26.37           24.85           24.39
   Efficiency ratio (taxable equivalent) *            50.9            51.0             52.4            52.5            50.4

NOTES:   Applicable ratios are annualized.
         * Excludes securities gains (losses), foreclosed property expense and nonrecurring items for all periods.
         ** Cash basis operating results exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital. Cash basis performance ratios exclude the amortization of nonqualifying intangible assets from earnings and the unamortized balances of nonqualifying intangibles from assets and equity.


                        QUARTERLY PERFORMANCE SUMMARY                           Tom A. Nicholson
                         BB&T Corporation (NYSE:BBT)                            Senior Vice President          (336) 733-3058
                                   Page 6                                       Investor Relations          FAX(336) 733-3132

                                                                        As of / For the Quarter Ended
(Dollars in thousands)                          3/31/00         12/31/99         9/30/99         6/30/99         3/31/99
SELECTED BALANCE SHEET DATA
   End of period balances

   Securities, at carrying value                $ 11,279,670  $  10,961,590    $  11,480,342   $  11,645,111   $  11,288,311

   Commercial loans & leases                      17,026,933     16,261,138       15,608,933      15,123,540      14,259,997
   Consumer loans                                  7,943,022      7,730,026        7,530,956       7,020,528       6,902,441
   Revolving credit loans                            629,673        630,201          584,629         574,254         541,837
   Mortgage loans                                  5,866,357      6,115,318        6,196,357       6,175,953       6,674,524

     Total loans & leases                         31,465,985     30,736,683       29,920,875      28,894,275      28,378,799

   Allowance for loan & lease losses                 417,244        411,188          400,869         393,306         387,133
   Other earning assets                              259,129        316,155          421,634         600,006         279,718
     Total earning assets                         43,478,761     42,463,941       42,050,261      41,336,282      39,898,129

     Total assets                                 46,629,171     45,479,056       45,032,967      44,278,467      42,826,213

   Noninterest-bearing deposits                    4,341,630      4,139,422        4,075,840       4,010,319       3,876,995
   Savings & interest checking                     1,899,028      1,980,944        1,953,223       2,134,588       2,209,191
   Money rate savings                              8,583,016      8,480,285        7,978,102       7,696,124       7,705,448
   Certificates of deposit & other time
     deposits                                     13,369,192     13,661,522       13,925,868      13,448,420      13,491,272
   Other deposits                                  1,267,815        529,401          361,994         737,575         880,405

     Total deposits                               29,460,681     28,791,574       28,295,027      28,027,026      28,163,311

   Short-term borrowed funds                       6,861,822      7,080,882        6,313,616       6,773,821       5,032,090
   Long-term debt                                  6,146,024      5,520,484        6,377,669       5,634,877       5,666,542

     Total interest-bearing liabilities           38,126,897     37,253,518       36,910,472      36,425,405      34,984,948

     Total shareholders' equity                    3,481,602      3,396,411        3,389,941       3,242,664       3,360,956

   Goodwill                                          614,878        632,075          602,768         512,120         498,651
   Core deposit & other intangibles                   13,057         11,902           13,987          13,266          12,214

     Total intangibles                               627,935        643,977          616,755         525,386         510,865

     Mortgage servicing rights                       185,685        156,771          172,663         159,624         139,579

     Negative goodwill                          $     18,946  $      20,507    $      22,067   $      23,628   $      25,189

   Average balances

   Securities, at amortized cost                $ 11,432,238  $  11,529,896    $  11,851,013   $  11,516,038   $  10,351,116
   Commercial loans & leases                      16,708,865     16,020,754       15,387,028      14,802,861      13,998,421
   Consumer loans                                  7,833,577      7,643,418        7,331,334       7,070,522       6,659,145
   Revolving credit loans                            617,207        589,990          567,063         549,522         536,454
   Mortgage loans                                  5,978,097      6,128,028        6,010,554       6,265,206       6,884,928

     Total loans & leases                         31,137,746     30,382,190       29,295,979      28,688,111      28,078,948

   Other earning assets                              318,907        325,319          443,046         389,599         309,390

     Total earning assets                         42,888,891     42,237,405       41,590,038      40,593,748      38,739,454

     Total assets                                 45,870,339     45,292,012       44,416,597      43,491,518      41,560,422

   Noninterest-bearing deposits                    4,065,783      4,141,527        4,009,375       3,923,713       3,807,843
   Savings & interest checking                     2,047,804      2,078,670        2,091,938       2,265,325       2,302,711
   Money rate savings                              8,268,478      8,102,861        7,822,434       7,579,754       7,457,822
   Certificates of deposit & other time
     deposits                                     13,645,864     13,766,124       13,542,262      13,487,976      13,478,754
   Other deposits                                  1,638,640        866,315        1,217,764         954,165         775,542

     Total deposits                               29,666,569     28,955,497       28,683,773      28,210,933      27,822,672

   Short-term borrowed funds                       6,586,123      6,142,365        5,828,576       5,546,130       4,312,588
   Long-term debt                                  5,482,509      6,084,206        5,939,927       5,717,413       5,453,044

     Total interest-bearing liabilities           37,669,418     37,040,541       36,442,901      35,550,763      33,780,461

     Total shareholders' equity                 $  3,436,432  $   3,429,785    $   3,302,696   $   3,374,246   $   3,345,572

RISK-BASED CAPITAL

   Risk-based capital:
     Tier 1                                     $  3,171,254  $   3,037,105    $   2,988,967   $   2,914,796   $   2,919,771
     Total                                         4,345,868      4,198,145        4,131,446       4,061,129       4,110,224
   Risk-based capital ratios:
     Tier 1                                              9.5 %          9.4 %            9.6 %           9.7 %          10.0 %
     Total                                              13.0           13.0             13.3            13.5            14.1
   Tier 1  leverage capital ratio                        7.0            6.8              6.8             6.7             7.1

NOTES:   All items referring to loans and leases include loans held for sale and are net of unearned income.
         Applicable ratios are annualized.


                        QUARTERLY PERFORMANCE SUMMARY                           Tom A. Nicholson
                         BB&T Corporation (NYSE:BBT)                            Senior Vice President          (336) 733-3058
                                   Page 7                                       Investor Relations          FAX(336) 733-3132

                                                                              As of / For the Quarter Ended
(Dollars in thousands, except per share data)   3/31/00         12/31/99         9/30/99         6/30/99         3/31/99
ASSET QUALITY ANALYSIS
   Allowance For Loan & Lease Losses
     Beginning balance                          $  411,188    $    400,869     $    393,306    $    387,133    $    378,531
     Allowance for acquired loans                        -           1,120            7,473             169           1,935
     Provision for loan & lease losses              23,500          37,737           21,862          23,499          21,569
      Charge-offs                                  (25,644)        (36,631)         (28,610)        (25,163)        (21,830)
      Recoveries                                     8,200           8,093            6,838           7,668           6,928
     Net charge-offs                               (17,444)        (28,538)         (21,772)        (17,495)        (14,902)
      Ending balance                            $  417,244    $    411,188     $    400,869    $    393,306    $    387,133

   Nonperforming Assets
     Nonaccrual loans & leases                  $  108,176    $    108,708     $     95,367    $     97,787    $    109,664
     Foreclosed real estate                         15,968          15,123           19,262          19,060          24,221
     Other foreclosed property                      14,654          13,398           10,728           8,812          10,965
     Restructured loans                                925           1,094            1,378           1,560           3,103
      Nonperforming assets                      $  139,723    $    138,323     $    126,735    $    127,219    $    147,953

     Loans 90 days or more past due
      & still accruing                          $   42,961    $     54,493     $     49,902    $     45,021    $     41,801

   Asset Quality Ratios
     Nonaccrual loans & leases as a
      percentage of total loans & leases               .34 %           .35 %            .32 %           .34 %           .39 %
     Nonperforming assets as a percentage of:
      Total assets                                     .30             .30              .28             .29             .35
      Loans & leases plus
        foreclosed property                            .44             .45              .42             .44             .52
     Net charge-offs as a percentage of
      average loans & leases                           .23             .37              .29             .24             .22
     Allowance for loan & lease losses as
      a percentage of loans & leases                  1.33            1.34             1.34            1.36            1.36
     Ratio of allowance for loan & lease
       losses to:
      Net charge-offs                                 5.95 x          3.63 x           4.64 x          5.60 x          6.41 x
      Nonaccrual and restructured loans & leases      3.82            3.74             4.14            3.96            3.43



                                                                            For the Quarter Ended
                                                 3/31/00         12/31/99         9/30/99         6/30/99         3/31/99
INTEREST YIELDS/RATES (Taxable equivalent)

   Interest income:
   Securities & other*                                6.68 %          6.65 %           6.53 %          6.51 %          6.49 %
   Loans & leases                                     9.17            9.04             8.91            8.79            8.75

     Total earning assets*                            8.49            8.37             8.20            8.12            8.13

   Interest expense:
   Interest-bearing deposits                          4.46            4.27             4.15            4.08            4.15
   Short-term borrowed funds                          5.52            5.14             4.93            4.67            4.68
   Long-term debt                                     5.74            5.66             5.46            5.45            5.50

     Total interest-bearing liabilities               4.83            4.64             4.49            4.39            4.44

   Net yield on earning assets                        4.25 %          4.30 %           4.27 %          4.28 %          4.26 %

NOTES:   *Yields calculated based on securities at amortized cost.
         All items referring to loans and leases include loans held for sale and are net of unearned income.
         Applicable ratios are annualized.


                               S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BB&T CORPORATION
                                                   (Registrant)

                                    By:     /S/ SHERRY A. KELLETT

                                                Sherry A. Kellett
                                 Senior Executive Vice President and Controller
                                           (Principal Accounting Officer)

Date:  April 11, 2000